Notes to the Balance Sheet	12 Months Ended
Dec. 31, 2021
Subclassifications of assets, liabilities and equities [abstract]
Notes to the Balance Sheet	Notes to the Balance SheetCash and Cash Equivalents

in 000' €	12/31/2021	12/31/2020
Bank Balances and Cash in Hand	123,248	109,797
Impairment	0	(2)
Cash and Cash Equivalents	123,248	109,795
The presentation of the development of the expected twelve-month loss for cash and cash equivalents can be found in Note 7.4.1.
Other Financial Assets
Other Financial Assets include, on the one hand, money market funds classified as FVTPL and on the other hand term deposits and bonds classified as AC.
The financial assets at fair value, with changes recognized in profit or loss, are shown in the following overview.

			Unrealized
in 000' €	Maturity	Cost	Gross Profit	Losses	Market Value
December 31, 2021
Money Market Funds	daily	8,874	1	0	8,875
Total					8,875
December 31, 2020
Money Market Funds	daily	288,050	293	(405)	287,938
Total					287,938
Realized and unrealized gains and losses on money market funds were recognized in the finance result in profit or loss. The valuation of money market funds resulted in a net gain of €0.6 million in 2021 (2020: net loss of €6.1 million; 2019: net gain of €0.4 million).
The financial assets at amortized cost are shown in the following overview.

in 000’ €	Maturity	Cost	Effective Interest Income (+) / Expense (-)	Impairment	Carrying Amount
December 31, 2021
Term Deposits, Current Portion	4 to 12 months	562,369	0	(491)	561,878
Bonds	4 to 12 months	285,144	(2,025)	(185)	282,934
Total					844,812
December 31, 2020
Term Deposits, Current Portion	4 to 12 months	649,745	380	(412)	649,713
Bonds	more than 12 months	197,827	(652)	(587)	196,588
Total					846,301
As of December 31, 2021, these assets mainly consisted of term deposits with fixed or variable interest rates, as well as corporate bonds with fixed interest.
Net interest expense from financial assets classified as “at amortized cost” amounted to €1.7 million in 2021 (2020: €0.5 million net interest expense; 2019: €0.1 million net interest income) and was recognized in the finance result.
The risk associated with these financial instruments results primarily from bank credit risks. Further information on the credit risk for term deposits and corporate bonds can be found in Note 7.4.1.Accounts Receivable
All accounts receivable are non-interest-bearing and generally have payment terms of between 30 and 180 days. As of December 31, 2021, accounts receivable mainly included receivables against Incyte from shared development costs as well as receivables from Monjuvi product sales. As of December 31, 2020, accounts receivable mainly consisted of royalty payments not yet received and receivables against Incyte from shared development costs.
The Group‘s single most significant customer Incyte accounted for €38.5 million of accounts receivables as of December 31, 2021 (December 31, 2020: €50.1 million), or 51% of the Group‘s total accounts receivable at the end of 2021 (December 31, 2020: 60%).
The table below shows the accounts receivable by region as of the reporting date.

in 000' €	12/31/2021	12/31/2020
Europe and Asia	6,368	4,452
USA and Canada	69,903	79,326
Impairment	(360)	(424)
Total	75,911	83,354
The presentation of the development of the risk provisions in the 2021 and 2020 financial years for accounts receivable using the simplified impairment model can be found in Note 7.4.1.
Other Receivables
Other receivables as of December 31, 2021, mainly consisted of receivables from creditors with debit accounts in the amount of €1.1 million (December 31, 2020: €1.2 million).
As of December 31, 2021 and December 31, 2020, there were no impairments recognized on other receivables due to immateriality.
Inventories
Inventories amounted to €20.8 million as of December 31, 2021 (December 31, 2020: €10.0 million) and consisted of raw materials and supplies (€12.1 million; December 31, 2020: €5.3 million), unfinished goods (€4.1 million; December 31, 2020: €0.0 million) and finished goods (€4.5 million; December 31, 2020: €4.7 million).
There were no impairment losses to be recognized in 2021 and 2020.
The impairment to a net realizable value of zero on antibody material (tafasitamab), which was recognized in cost of sales and research and development expenses in prior periods, was reversed due to the market approval of Monjuvi in 2020. At the time of the reversal, tafasitamab was allocated only under inventories. The reversal resulted in a net gain of €13.3 million in 2020, which was fully attributable to financial year 2019. The reversal of the impairment loss was recognized in cost of sales of €9.9 million and in research and development expenses of €3.3 million.
Income Tax ReceivablesAs of December 31, 2021, income tax receivables amounted to €1.1 million (December 31, 2020: €0.4 million) and consisted of receivables from capital gain taxes withheld.Prepaid Expenses and Other Assets
The current prepaid expenses and other assets are shown in the following table.

in 000' €	12/31/2021	12/31/2020
Combination Drugs	15,945	10,003
Receivables due from Tax Authorities from Input Tax Surplus	6,563	3,920
Upfront Fees for External Laboratory Services	1,724	1,210
Upfront Fees for Sublicenses	1,304	777
Other Prepayments	13,787	4,711
Total	39,323	20,621
An impairment of €3.5 million was recognized on combination drugs in 2021 (December 31, 2020: €0.5 million). Other prepayments mainly include payments made in advance for maintenance contracts, insurances, sublicenses as well as external laboratory services.
The non-current prepaid expenses and other assets are shown in the following table.

in 000' €	12/31/2021	12/31/2020
Prepaid Expenses	9,192	183
Other Assets	4,059	1,384
Total	13,251	1,567
The non-current prepaid expenses mainly include prepayments for external services that will be utilized from 2023 onwards.
The Group has classified certain items within other assets as “restricted cash” that is not available for operational purposes of the Group. As of December 31, 2021, the Group had non-current restricted cash of €3.8 million for rental deposits issued (December 31, 2020: €1.2 million). As of December 31, 2021, €0.2 million were deposited as collateral for credit cards by MorphoSys US Inc. (December 31, 2020: €0.2 million).
Property, Plant and Equipment

in 000' €	Office and Laboratory Equipment	Furniture and Fixtures	Total
Cost
January 1, 2021	20,041	3,942	23,983
Additions	3,334	367	3,701
Additions through Business Combination	1,488	134	1,622
Disposals	(2,101)	(67)	(2,168)
Exchange differences	6	232	238
December 31, 2021	22,768	4,608	27,376
Accumulated Depreciation and Impairment
January 1, 2021	16,834	825	17,659
Depreciation Charge for the Year	2,165	678	2,843
Impairment	1,572	0	1,572
Disposals	(1,764)	(67)	(1,831)
Exchange differences	2	24	26
December 31, 2021	18,809	1,460	20,269
Carrying Amount
January 1, 2021	3,207	3,117	6,324
December 31, 2021	3,959	3,148	7,107
Cost
January 1, 2020	18,386	2,390	20,776
Additions	2,662	1,672	4,334
Disposals	(1,006)	(8)	(1,014)
Exchange differences	(1)	(112)	(113)
December 31, 2020	20,041	3,942	23,983
Accumulated Depreciation and Impairment
January 1, 2020	15,654	469	16,123
Depreciation Charge for the Year	2,101	363	2,464
Disposals	(921)	(2)	(923)
Exchange differences	0	(5)	(5)
December 31, 2020	16,834	825	17,659
Carrying Amount
January 1, 2020	2,732	1,921	4,653
December 31, 2020	3,207	3,117	6,324
No borrowing costs were capitalized during the reporting period, and there were neither restrictions on the retention of title nor property, plant and equipment pledged as security for liabilities. There were no material contractual commitments for the purchase of property, plant and equipment as of the reporting date.
Depreciation is contained in the following line items of profit or loss.

in 000' €	2021	2020	2019
Cost of Sales	—	—	—
Research and Development	1,681	1,663	1,478
Research and Development (Impairment)	1,537	—	10
Selling	63	132	92
General and Administrative	1,089	692	396
Total	4,370	2,487	1,976
Leases
The development of the right-of-use assets and lease liabilities is shown below.

	Right-of-Use Assets				Lease Liabilities
in 000' €	Building	Cars	Technical Equipment	Total
Balance as of January 1, 2020	42,586	238	336	43,160	42,557
Additions	4,660	196	12	4,868	5,286
Depreciation of Right-of-Use Assets	(3,218)	(162)	(152)	(3,532)	0
Interest Expenses on Lease Liabilities	0	0	0	0	1,173
Lease Payments	0	0	0	0	(3,918)
Disposals	(78)	0	0	(78)	(79)
Balance as of December 31, 2020	43,950	272	196	44,418	45,019
Balance as of January 1, 2021	43,950	272	196	44,418	45,019
Additions	0	166	1,219	1,385	316
Depreciation of Right-of-Use Assets	(3,317)	(141)	(230)	(3,688)	0
Interest Expenses on Lease Liabilities	0	0	0	0	1,170
Lease Payments	0	0	0	0	(4,286)
Disposals	0	(51)	0	(51)	(173)
Exchange differences	418	0	3	421	538
Balance as of December 31, 2021	41,051	246	1,188	42,485	42,584
Lease agreements had the following effects on the statement of profit or loss.

in 000' €	2021	2020	2019
Depreciation of Right-of-Use Assets	3,648	3,586	2,805
Interest Expenses on Lease Liabilities	1,157	1,174	932
Expenses for Short Term Leases	1,553	0	0
Expenses for Leases of Low Value Assets	17	81	41
Total	6,375	4,841	3,778
Depreciation of right-of-use assets is contained in the following line items of profit or loss.

in 000' €	2021	2020	2019
Cost of Sales	221	98	100
Research and Development	1,636	1,991	1,985
Selling	79	145	123
General and Administrative	1,711	1,352	597
Total	3,648	3,586	2,805
The maturity analysis of the lease liabilities as of December 31, 2021 is as follows.

December 31, 2021; in 000’ €
Contractual Maturities of Financial Liabilities	Less than 1 Year	Between One and Five Years	More than 5 Years	Total Contractual Cash Flows	Carrying Amount Liabilities
Lease Liabilities	4,256	16,750	28,559	49,565	42,584
The rental conditions for leases are negotiated individually and include different terms. Leases are generally concluded for fixed periods but may include extension options. Such contractual conditions offer the Group the greatest possible operational flexibility. In determining the term of the lease, all facts and circumstances are taken into account that provide an economic incentive to exercise extension options. If extension options are exercised with sufficient certainty, they are taken into account when determining the term of the contract. The leases contain fixed and variable lease payments linked to an index.
Intangible Assets

in 000' €	Patents	Licenses	Licenses for Marketed Products	In-process R&D Programs	Internally Generated Intangible Assets	Software	Total
Cost
January 1, 2021	18,214	35,396	56,449	0	0	5,847	115,906
Additions	345	0	0	10,429	11,517	205	22,496
Additions through Business Combination	0	0	0	719,399	0	16	719,415
Disposals	(309)	(1,000)	0	0	0	(3,447)	(4,756)
Exchange differences	0	0	0	30,679	0	0	30,679
December 31, 2021	18,250	34,396	56,449	760,507	11,517	2,621	883,740
Accumulated Amortization and Impairment
January 1, 2021	16,276	23,560	963	0	0	5,731	46,530
Amortization Charge for the Year	235	986	2,312	0	0	94	3,627
Impairment	2	0	0	0	0	14	16
Disposals	(309)	(999)	0	0	0	(3,447)	(4,755)
December 31, 2021	16,204	23,547	3,275	0	0	2,392	45,418
Carrying Amount
January 1, 2021	1,938	11,836	55,486	0	0	116	69,376
December 31, 2021	2,046	10,849	53,174	760,507	11,517	229	838,322
Cost
January 1, 2020	18,034	23,896	0	52,159	0	5,758	99,847
Additions	290	12,000	0	32,501	0	90	44,881
Disposals	(110)	(500)	0	(28,211)	0	(1)	(28,822)
Reclassification	0	0	56,449	(56,449)	0	0	0
December 31, 2020	18,214	35,396	56,449	0	0	5,847	115,906
Accumulated Amortization and Impairment
January 1, 2020	15,053	21,546	0	16,475	0	5,651	58,725
Amortization Charge for the Year	990	206	963	0	0	81	2,240
Impairment	233	2,000	0	11,736	0	0	13,969
Disposals	0	(192)	0	(28,211)	0	(1)	(28,404)
December 31, 2020	16,276	23,560	963	0	0	5,731	46,530
Carrying Amount
January 1, 2020	2,981	2,350	0	35,684	0	107	41,122
December 31, 2020	1,938	11,836	55,486	0	0	116	69,376
There were no material contractual commitments for the purchase of intangible assets as of the reporting date.
Amortization was included in the following line items of profit or loss.

in 000' €	2021	2020	2019
Cost of Sales	2,312	963	0
Research and Development	1,272	1,258	1,444
Research and Development (Impairment)	13	13,969	1,639
Selling	2	5	11
General and Administrative	24	17	37
Total	3,623	16,212	3,131
Licenses for Marketed Products
Tafasitamab
Since the market approval of Monjuvi, the compound is classified as an intangible asset with a finite useful life and amortized as of that date. The Group amortizes the intangible asset on a straight-line basis over the estimated useful life of the acquired license until 2044 and recognizes the amortization in cost of sales. The duration and method of amortization are reviewed at the end of each financial year. In the event of triggering events, the asset is tested for impairment, if any. As of December 31, 2021, no indications of impairment were identified.
In-Process R&D Programs
Tafasitamab
In 2021, a milestone payment of €10.4 million was capitalized for tafasitamab. This was made for an indication for which marketing approval has not yet been granted.
As an intangible asset not yet available for use and a carrying amount of €10.4 million, tafasitamab was subject to an annual impairment test on September 30, 2021, as required by IAS 36. The recoverable amount of the tafasitamab cash-generating unit was determined on the basis of value-in-use calculations, which concluded that the recoverable amount exceeded its carrying amount. The cash flow forecasts took into account expected cash inflows from the potential commercialization of tafasitamab, the cash outflows for anticipated research and development, and the costs for tafasitamab’s commercialization. The cash flow forecasts are based on the period of patent protection for tafasitamab. For this reason, a planning horizon of approximately 22 years is considered appropriate for the value-in-use calculation. The values of the underlying assumptions were determined using both internal (past experience) and external sources of information (market information). Based on the updated cash flow forecast, the value-in-use was determined as follows: A beta factor of 0.9 and WACC before taxes of 8.1%. A sensitivity analysis was performed for the discount rate. A sensitivity analysis for changes in the cash flows was not performed since the cash flows from research and development and the commercialization of the compound have already been probability adjusted in the value-in-use calculations so as to reflect the probabilities of success in phases of clinical trials. The analysis did not reveal any need for impairment. The values ascribed to the assumptions correspond to the Management Board’s forecasts for future development and are based on internal planning scenarios, as well as external sources of information.
No indicators of impairment were identified on December 31, 2021.
Pelabresib and CPI-0209
As part of the acquisition of Constellation, not yet available for use research and development programs in development (pelabresib and CPI-0209) in the amount of €717.4 million (pelabresib) and €2.0 million (CPI-0209) were identified and capitalized in 2021. Further information can be found in Note 3 of these notes.
As intangible assets not yet available for use and a carrying amount of together €719.4 million, pelabresib and CPI-0209 were subject to an annual impairment test on December 31, 2021, as required by IAS 36. Pelapresib and CPI-0209 each constitute a cash-generating unit. The recoverable amount was determined on the basis of value-in-use calculations, which concluded that the recoverable amount exceeded its carrying amount. The cash flow forecasts took into account expected cash inflows (revenues based on patient numbers and the price obtained in the market) from the potential commercialization of pelabresib and CPI-0209, the cash outflows for anticipated research and development, and the costs for the commercialization of pelabresib and CPI-0209. The cash flow forecasts are based on the period of patent protection for pelabresib and CPI-0209. For this reason, a planning horizon of approximately 23 years is considered appropriate for the value-in-use calculation. The values of the underlying assumptions were determined using both internal (past experience) and external sources of information (market information). Based on the updated cash flow forecast, the value-in-use was determined as follows: A beta factor of 1.7 and WACC before taxes of 12.8%.
A sensitivity analysis was performed for the underlying estimates. In each case, one planning assumption is changed and all other estimates are kept constant. This would have resulted in the following effects on the value-in-use. The analysis did not reveal any need for impairment. The values ascribed to the assumptions correspond to the Management Board’s forecasts for future development and are based on internal planning scenarios, as well as external sources of information.

in million €	+1%	(1)%
Change in Patient Numbers or Price obtained in the Market (revenue related)	14.5	(14.5)
Change in WACC before Taxes	(15.6)	15.9
Change in Foreign Exchange Rate for future Royalties and Net Sales	(0.8)	0.8
Goodwill
Slonomics Technology
As of September 30, 2021, goodwill of €1.6 million from the 2010 acquisition of Sloning BioTechnology GmbH was subject to an annual impairment test. The recoverable amount of the cash-generating unit Slonomics technology was determined on the basis of value-in-use calculations. The calculation showed that the value-in-use was higher than the carrying amount of the cash-generating unit. The cash flow forecasts took into account future free cash flows from the contribution of the Slonomics technology to partnered programs. The cash flow forecasts are based on a period of 10 years because the Management Board believes that commercialization through licensing agreements, milestone payments, and royalties is only feasible by means of medium- to long-term contracts. For this reason, a planning horizon of ten years is considered appropriate for the value-in-use calculation. The values of the underlying assumptions were determined using both internal (past experience) and external sources of information (market information). Based on the updated ten-year cash flow forecast, the value-in-use was determined as follows: A beta factor of 0.9 (2020: 0.9), WACC before taxes of 8.5% (2020: 8.5%) and a perpetual growth rate of 1% (2020: 1%). A sensitivity analysis was performed for the growth rate and the discount rate for calculating value-in-use. The sensitivity analysis took into account the change in one assumption, with the remaining assumptions remaining unchanged from the original calculation. A change in the pre-tax WACC of + 1% would cause a €0.2 million lower value-in-use of goodwill and an impairment by this amount would be necessary. A sensitivity analysis for changes in the cash flows has not been performed since the cash flows have already been probability-adjusted in the value-in-use calculations so as to reflect the probabilities of success in phases of clinical trials. This analysis did not reveal any need for impairment. The values ascribed to the assumptions correspond to the Management Board’s forecasts for future development and are based on internal planning scenarios as well as external sources of information.
No indication of impairment was identified as of December 31, 2021.
Constellation
As of December 31, 2021, goodwill of €564.7 million from the acquisition of Constellation was subject to an impairment test. Goodwill was allocated to the group of cash-generating units Constellation, as goodwill is monitored at this level. In addition, future potential cash flows of this group of cash-generating units will only be generated by Constellation's own compounds, which are also recognized by these companies. MorphoSys decided in the last quarter of the reporting year 2021 to focus its research efforts on the most advanced discovery and technology programs and to centralize all laboratory activities at its German research hub in Planegg, Germany. Consequently, all US-based activities relating to discovery biology and drug discovery departments were abandoned. Therefore, any early pipeline projects cannot be realized anymore and the expected cash flows from these projects will not materialize accordingly. Since the early pipeline was part of the goodwill acquired as of July 15, 2021, an impairment test was performed as of December 31, 2021, based on the latest cash flow projections.
The recoverable amount of the group of cash-generating units Constellation was determined on the basis of value-in-use calculations. The calculation showed that the value-in-use (€334.0 million) was lower than the carrying amount of this group of cash-generating units and an impairment of €(230.7) million was recognized as a result. After impairment, the carrying amount as of December 31, 2021 is €334.0 million. The cash flow projections included expected payments from the commercialization of pelabresib and other compounds, the cash outflows for anticipated research and development, and the costs for pelabresib’s and the other compounds' commercialization. The cash flow forecasts are based on the period of patent protection for pelabresib and the other compounds. For this reason, a planning horizon of approximately 23 years is considered appropriate for the value-in-use calculation. The values of the underlying assumptions were determined using both internal (past experience) and external sources of information (market information). Based on the cash flow forecast, the value-in-use was determined as follows: A beta factor of 1.7 and WACC before taxes of 14.1%.
A sensitivity analysis was performed for the underlying estimates. In each case, one planning assumption is changed and all other estimates are kept constant. This would have resulted in lower or higher impairment of goodwill. The values ascribed to the assumptions correspond to the Management Board’s forecasts for future development and are based on internal planning scenarios, as well as external sources of information.

in million €	+1%	(1)%
Change in Patient Numbers or Price obtained in the Market (revenue related)	16.6	(16.6)
Change in WACC before Taxes	(19.1)	19.5
Change in Foreign Exchange Rate for future Royalties and Net Sales	(0.8)	0.8
Deferred Tax AssetsThe Group recognized deferred tax assets of €186.5 million in the 2021 financial year (December 31, 2020: €132.8 million), the increase was mainly due to the capitalization of deferred tax assets on current year tax losses of MorphoSys AG and deferred tax assets on temporary differences on the financial liability from future payments to Royalty Pharma.Accounts Payable and Accruals
Accounts payable and licenses payable were non-interest-bearing and, under normal circumstances, have payment terms of no more than 30 days.
Accounts payable and accruals are listed in the following table. In the financial reporting 2020, licenses payable were presented separately. These have been included in accounts payable in 2021. The prior year’s presentation of the figures has been adjusted accordingly in order to provide comparable information for the previous years.

in 000' €	12/31/2021	12/31/2020
Accounts Payable	73,787	47,818
Accruals	113,055	79,200
Other Liabilities	1,235	1,536
Total	188,077	128,554
Accruals are shown in the following overview:

in 000' €	12/31/2021	12/31/2020
Accruals for External Laboratory Services	65,026	43,500
Accrued Personnel Expenses for Payments to Employees and Management	29,666	17,320
Accruals for Outstanding Invoices	12,515	15,236
Accruals for Revenue Deductions from Product Sales	1,998	943
Accruals for Legal Fees	169	472
Accruals for Audit Fees and other related Costs	703	683
Accruals for License Payments	2,978	1,046
Total	113,055	79,200
At the Company’s Annual General Meeting in May 2021, PricewaterhouseCoopers GmbH Wirtschaftsprüfungsgesellschaft (PwC GmbH), Munich, was appointed as the auditor. The Supervisory Board engaged PwC GmbH to audit the financial statements.
The table below shows the total fees PwC GmbH received.

in 000' €	12/31/2021	12/31/2020
Audit Fees	2,141	1,561
Fees for Other Assurance Services	116	70
Tax Service Fees	0	—
Other Fees for Other Services	2	2
Total	2,258	1,633

The other assurance services comprised fees in connection with the non-financial group report as well as the audit of the content of the remuneration report.
Tax Liabilities and Provisions
As of December 31, 2021, the Group recorded tax liabilities and provisions of €4.7 million (December 31, 2020: €67.3 million).
Tax liabilities included primarily provisions for income taxes. Provisions included mainly expenses for share-based payments when these are settled by other assets equivalent to the value of a certain number of shares or stock options (“cash settlement”), as well as personnel recruitment measures.
The table below shows the development of tax liabilities and current and non-current provisions in the 2021 financial year.

in 000' €	01/01/2021	Additions	Utilization	Release	12/31/2021
Tax Liabilities	65,728	362	(65,562)	0	528
Provisions, current	0	2,549	0	0	2,549
Provisions, non-current	1,528	494	(445)	0	1,577
Total	67,256	3,405	(66,007)	0	4,654
Contract Liabilities
Contract liabilities related to transaction prices paid by customers that were allocated to unfulfilled performance obligations as of December 31, 2021. It is expected that the realization of current contract liabilities will be in the 2022 financial year and non-current contract liabilities mainly in the 2023 financial year. The changes in this item are shown in the table below.

in 000' €	2021	2020
Opening Balance	2,616	1,686
Prepayments Received in the Financial Year	4,323	13,430
Revenues Recognized in the Reporting Period that was included in the Contract Liability at the Beginning of the Period	(2,544)	(1,571)
Revenues Recognized for Received Prepayments and Services Performed in the Financial Year	(4,142)	(10,929)
Closing Balance	253	2,616
thereof short-term	224	2,544
thereof long-term	29	72
Deferred Tax LiabilitiesAs of December 31, 2021, deferred tax liabilities of €22.1 million were recognized after offsetting (December 31, 2020: €5.1 million). The increase is mainly due to the addition of the net deferred tax liabilities from the purchase price allocation of Constellation.Bonds
MorphoSys AG placed non-subordinated, unsecured convertible bonds in 2020 for a nominal amount of €325.0 million, equal to 3,250 bonds with a nominal amount of €100,000 each, and maturing on October 16, 2025.
The convertible bonds were issued at 100% of their nominal amount and carry a coupon of 0.625% p.a. payable semi-annually. The conversion price is €131.29. The convertible bonds are traded on the Open Market Segment (Freiverkehr) of the Frankfurt Stock Exchange.
The convertible bonds are convertible between November 26, 2020 and the fortieth trading day prior to maturity. As of the maturity date, MorphoSys has the right to either pay the full amount in cash or to settle a certain amount through the delivery of shares. The convertible bonds are convertible into approximately 2,475,436 new or existing bearer ordinary shares MorphoSys.
MorphoSys is entitled to redeem the convertible bonds at any time the market price of MorphoSys shares reaches at least 130% of the then applicable conversion price over a period of twenty trading days or when only 20% or less of the original total nominal amount of the convertible bond is still outstanding. Repayment is then made in the amount of the nominal value plus accrued interest.
The holders of the convertible bonds have a conditional call right should an investor directly or indirectly acquire at least 30% of the voting rights in MorphoSys (representing a change of control). In the event of such a change of control, each convertible bondholder has the right to call the bonds that have not yet been converted or redeemed. Repayment is then made in the amount of the nominal value plus accrued interest.
The conversion right securitized in the convertible bond represents an equity instrument and was recognized in equity for an amount of €49.2 million net of issuance costs attributable to the equity component. The equity component is not adjusted over time, and the liability component is classified as a financial liability at amortized cost. As of the date of initial recognition, the liability component amounted to €270.7 million after the deduction of issuance costs. The difference between this amount and the nominal value of €325.0 million is recognized as an interest expense over the term of the financial liability using the effective interest method.
The early termination rights from MorphoSys (issuer call and clean-up call) and the put option of the convertible bondholders in the case of change of control all represent embedded derivatives that, however, have not been separated in accordance with IFRS 9, as they are considered to be closely related to the base contract. Accordingly, these components are included in the financial liability.
There were no bond conversions in 2021 and 2020.
Financial Assets and Liabilities from Collaborations
MorphoSys AG and Incyte Corporation signed a collaboration and license agreement in 2020 for the further global development and commercialization of MorphoSys’s proprietary anti-CD19 antibody tafasitamab. Under the terms of this agreement, MorphoSys could, among other things, pending on the achievement of certain developmental, regulatory, and commercial milestones, receive milestone payments amounting to up to US$1.1 billion (approximately €971.2 million). MorphoSys also receives tiered royalties in a mid-teen to mid-twenties percentage of net sales of Monjuvi outside the US. In the US, MorphoSys and Incyte co-commercialize Monjuvi, with MorphoSys being responsible for the commercial relationship with the end customer, which also comprises the deliveries of the drug and the collection of the related cash inflows. The revenues from product sales of Monjuvi are, therefore, recognized by MorphoSys, as it is the principal of the transaction. Incyte and MorphoSys are jointly responsible for the commercialization activities in the US and will equally share any profits and losses (50/50 basis). Outside the US, Incyte has received exclusive commercialization rights, determines the commercialization strategy and is responsible for the commercial relationship with the end customer, including the deliveries of the drug and the collection of the related cash inflows. Therefore, Incyte will recognize all revenues generated from sales of tafasitamab outside the US and will pay royalties to MorphoSys on these sales.
As part of the agreement, MorphoSys recorded the balance sheet items "Financial Assets from Collaborations" and "Financial Liabilities from Collaborations". The financial asset represents MorphoSys’s current reimbursement claim against Incyte from the expected future losses associated with the US commercialization activities (as Incyte has agreed to compensate MorphoSys for 50% of said losses) measured at fair value. The non-current financial liability, measured initially at fair value, represents Incyte’s prepaid entitlement to future profit sharing on sales of Monjuvi in the US (as MorphoSys will share 50% of these profits with Incyte). Incyte has already acquired this right with the payments made in 2020; therefore, a liability had to be recognized at that time. The basis for the initial valuation at fair value is the corporate planning and its shared profits and losses thereof in connection with the commercialization activities of MorphoSys and Incyte in the United States for the years ahead.
The financial asset is subsequently measured at fair value through profit or loss and the financial liability at amortized cost using the effective interest method. Any resulting effective interest is recognized in the finance result. The basis for the valuation at fair value is the corporate planning and its shared profits and losses thereof in connection with the commercialization activities of MorphoSys and Incyte in the US for the years ahead. Cash flows from the profits and losses shared equally between the two parties are generally recognized directly against the financial asset or financial liability. Differences between the planned and actual cash flows from the financial asset or financial liability are recorded in the finance result. Effects resulting from changes in planning estimates regarding the expected net cash flows from financial assets and financial liabilities are also recognized in the finance result. The initial effective interest rate continues to be applied for the subsequent measurement of the financial liability, whereas the current yield curve is used for the financial assets. Foreign currency translation effects from the financial asset or financial liability are also recognized in the finance result.
The planning assumptions are influenced by estimates and mainly comprise revenues and costs for the production and sale of Monjuvi in the US, the discount rate and the expected term of cash flows. Revenues are affected by variable influencing factors such as patient numbers and the number of doses of Monjuvi administered, as well as the price that can be obtained in the market. Costs include the manufacturing costs for these doses of Monjuvi and other cost components for e.g. sale, transport, insurance and packaging. To determine the fair value of financial assets from collaborations, expected cash inflows from Incyte‘s planned losses resulting from the co-promotion activities of Monjuvi in the USA are discounted using market interest rates of financial instruments with comparable currencies and maturities, taking into account Incyte‘s credit risk.The expected cash outflows are discounted using market interest rates of financial instruments with comparable currencies and maturities, taking into account the credit risk of MorphoSys The term is the estimated time period over which Monjuvi will generate benefits in the approved indication and therefore the expected term of product sales in the US. These estimates are based on assumptions that are jointly arrived at and approved quarterly by the responsible departments at MorphoSys and Incyte. Financial assets and financial liabilities from collaborations are furthermore subject to significant uncertainties from currency exchange rate developments.
As of December 31, 2021, US$18.9 million (€16.7 million) were recognized as a current financial asset and US$1.2 million (€1.1 million) as a current and US$581.3 million (€513.3 million) as a non-current financial liability as result of the collaboration with Incyte.
MorphoSys and Incyte will also share the development costs for the jointly initiated worldwide and US-specific clinical trials at a ratio of 55% (Incyte) to 45% (MorphoSys). This 45% share of development costs borne by MorphoSys is included in research and development costs. Should MorphoSys provide services in excess of this 45% share, MorphoSys will be entitled to a compensation claim against Incyte, which will qualify as revenue in accordance with IFRS 15. Related expenses for the provision of the service are recognized as cost of sales. Conversely, MorphoSys has to bear additional research and development expenses if Incyte performs more than 55% of the total clinical trial services. In addition, Incyte will assume 100% of future development costs for clinical trials in countries outside the United States, which are conducted in Incyte’s own responsibility. Incyte has the option to obtain development services from MorphoSys for this purpose. If this option is exercised, the related income will be recognized as revenue.
The financial assets from collaborations are measured FVTPL and their measurement is based on the above-mentioned partly unobservable parameters. This results in a fair value classification in the Level 3 measurement hierarchy. The assets changed in 2021 as follows:

in 000' €	2021	2020
Balance as of January 1	42,870	0
Additions	—	45,090
Cash Receipts	(40,004)	(12,677)
Through Profit or Loss (in Finance Result)	13,864	10,457
Balance as of December 31	16,730	42,870
If the expected sales revenues and cost components had changed by 1%, the fair value of the financial asset from collaborations would have been in a range of €16.2 million to €17.3 million.
The estimates underlying the financial liabilities from collaboration are subject to a sensitivity analysis below. This would have resulted in the following effects on the carrying amount of the financial liabilities from collaborations as of December 31, 2021 and 2020. In each case, one planning assumption is changed and all other estimates are kept constant.

	12/31/2021		12/31/2020
in million €	+1%	(1)%	+1%	(1)%
Change in Price obtained in the Market (revenue related)	9.7	(9.7)	11.2	(11.2)
Change in Patient Numbers and Number of Doses administered (revenue related)	8.7	(8.7)	10.1	(10.1)
Change in Manufacturing Costs and other Cost Components (cost related)	(4.6)	4.6	(6.2)	6.2
Change in Patient Numbers and Number of Doses administered (cost related)	(0.9)	0.9	(1.1)	1.1
Financial Liabilities from Future Payments to Royalty Pharma
The acquisition of Constellation also triggered the enforcement of the royalty purchase agreement and the revenue participation agreement with Royalty Pharma on July 15, 2021. The agreements primarily serve to finance the acquisition of Constellation and to further develop the MorphoSys and Constellation product pipelines.
Under the terms of the agreements, Royalty Pharma made a non-refundable payment of US$1,425.0 million (equivalent to €1,206.7 million) to MorphoSys. In addition, a contingent purchase price payment from Royalty Pharma to MorphoSys of up to US$100.0 million (€84.7 million) was agreed, which is subject to the achievement of certain clinical, regulatory and commercial milestones for otilimab from GSK, gantenumerab from Roche and pelabresib from Constellation.
In return, MorphoSys has agreed in the royalty purchase agreement to pass on the following to Royalty Pharma: 100% of MorphoSys’ entitlement since April 1, 2021, for royalties from net sales of Tremfya from Janssen, 80% of future royalties as well as 100% of the future milestone payments for otilimab from GSK and 60% of future royalties for gantenerumab from Roche. Constellation will pass on 3% of future net sales of clinical-stage compounds (pelabresib and CPI-0209) to Royalty Pharma based on the revenue participation agreement. If revenues based on net sales of pelabresib exceed US$30.0 million ( €25.4 million) in any fiscal year, an additional purchase price of US$50.0 million (€42.3 million) will be due. However, the rights to the underlying intellectual property of pelabresib and CPI-0209 will remain with MorphoSys.
Currently, only Tremfya has market approval and generates royalties from net sales, which are to be passed on to Royalty Pharma. Otilimab, gantenumerab, pelabresib and CPI-0209 are currently in clinical development and it is uncertain whether MorphoSys will receive royalty or milestone payments or generate revenues from them in the future.
In addition, Royalty Pharma has agreed to acquire equity in MorphoSys in the amount of up to US$ 100.0 million (€84.7 million) or a maximum of 3,289,004 shares. To this end, on July 16, 2021, MorphoSys, by resolution of the Management Board and the Supervisory Board, carried out a capital increase from Authorized Capital 2021-II excluding the subscription rights of existing shareholders by means of a cash contribution. In the course of the capital increase, 1,337,552 shares (nominal amount € 1,337,552) were newly created on the Frankfurt Stock Exchange, registered in the commercial register on July 29, 2021, and the capital increase became effective on that date. This resulted in an inflow of €84.7 million and corresponds to €63.35 per share. The purchase price of the shares corresponds to the volume-weighted average price of 5 days and was €6.85 per share above the share price at the time of the resolution. The capital increase thus includes a share premium of €9.2 million. In connection with Royalty Pharma's participation in MorphoSys's equity, €1.3 million (corresponding to a nominal value of € 1 per ordinary share) were recognized in subscribed capital and €83.3 million (including deduction of transaction costs) in additional paid-in capital as part of the capital increase. It was agreed with Royalty Pharma that the latter may not sell the acquired shares within one year of acquisition. As the agreed lock-up period is in the interest of both parties, it is assumed that the fair value of the capital contribution corresponds to the amount of cash paid by Royalty Pharma.
On July 15, 2021, the development funding bond agreement with Royalty Pharma became effective. Under the terms of this agreement, MorphoSys must draw at least US$150.0 million (equivalent to €127.0 million) and can draw down a maximum of US$350.0 million (equivalent to €296.4 million) within one year. Repayment will be made at 2.2 times the amount drawn according to a fixed payment schedule within ten years and nine months after the first drawdown without any repayment in the first two years after a drawdown. To date, no partial amount of the bond has been called.
The payment of US$1,425.0 million (€1,206.7 million) was recognized as non-current financial liabilities from future payments to Royalty Pharma taking into account directly attributable transaction costs of US$0.9 million (€0.8 million). The portion of the liability expected to be due to Royalty Pharma within the next 12 months after the balance sheet date is reported as part of current financial liabilities. As all of the agreements with Royalty Pharma described above were entered into on an arm's length basis, it can be assumed that the consideration paid by Royalty Pharma corresponds in total to the fair value of the liabilities entered into. However, as the implied interest rate on the development funding bond individually is 14%, which is higher than the market interest rate of 6.5%, it can be assumed that part of the consideration is to be considered as compensation for the market inequity (off-market component in the amount of the present value of the interest rate differential) on the development funding bond. Accordingly, the financial liabilities to Royalty Pharma were reduced by US$69.0 million (€58.4 million), and this amount was allocated to the development funding bond as compensation for the market inequity. The market inequity of the development funding bond is also presented in the balance sheet item "Financial Liabilities from Future Payments to Royalty Pharma". The off-market component is amortized to interest expense over the term in accordance with the effective interest rate method. As of December 31, 2021 the financial liability from future payments to Royalty Pharma contains a liability from the sale of future royalties as well as revenue participation of €1,193.3 million and for the market inequity of the development funding bond of €62.9 million.
The financial liabilities are subsequently measured at amortized cost using the effective interest method. The resulting effective interest is recognized in the financial result. As of December 31, 2021, the carrying amount of the current financial liability is €88.4 million and the carrying amount of the non-current financial liability is €1,167.8 million.
The financial liabilities represent the obligation of MorphoSys to forward to Royalty Pharma certain future license income in the form of royalties and milestones of Tremfya, otilimab, gantenerumab and of shares of future net sales of the product candidates pelabresib and CPI-0209 (as described above) as well as the market inequity of the contractually agreed minimum amount of the development funding bond. There is no cash inflow and outflow at MorphoSys, as the agreed royalty percentages and milestones are paid directly by Janssen, GSK and Roche to Royalty Pharma. The initial measurement at fair value was based on corporate planning and the resulting net sales for the coming years. The cash flows from the transfer of assigned license revenues are generally recognized directly against the financial liability. Deviations of the actual cash flows from the original planning are recognized in the financial result. Effects resulting from changes in the planning assumptions regarding the expected net cash flows are also recognized in the financial result. The initial effective interest rate continues to be used for the subsequent measurement of the financial liability. Foreign currency translation effects from the financial liabilities are also recognized in the financial result. Royalty revenue from any product sales will continue to be recognized by MorphoSys, which acts as the principal.
The planning assumptions are influenced by estimates and mainly relate to the expected revenues from Tremfya, otilimab, gantenerumab, pelabresib and CPI-0209, the initial discount rate and the expected term of the cash flows. Revenues are influenced by variable factors such as patient numbers and the number of doses administered as well as the price that can be achieved in the market. The term represents the estimated period over which Tremfya in the approved indication and otilimab, gantenerumab and pelabresib will generate future cash inflows and therefore the expected duration of product sales. The above estimates are weighted with an expected probability of obtaining regulatory approval. The cash inflows and outflows represent an estimate of future revenues and costs from the outlicensed products and are subject to a significant degree of judgment. These estimates are based on assumptions that are developed and approved by the responsible departments of MorphoSys on a quarterly basis.

The estimates underlying the financial liability are subject to a sensitivity analysis below. This would have resulted in the following effects on the fair value of the financial liabilities upon initial recognition. In each case, one planning assumption is changed and all other estimates are kept constant.

in million €	+1%	(1)%
Change in variable Factors on Revenues	11.0	(11.0)
Change in Foreign Exchange Rate for future Royalties and Net Sales	(13.8)	14.1
As of December 31, 2021, percentage changes in significant estimates would have impacted the financial liabilities from future payments to Royalty Pharma measured at amortized costs as follows.

in million €	+1%	(1)%
Change in variable Factors on Revenues	11.4	(11.4)
Change in Foreign Exchange Rate for future Royalties and Net Sales	(14.4)	14.8
Stockholders’ EquityCommon StockAs of December 31, 2021, the Company’s fully paid common stock, including treasury shares, amounted to €34,231,943 and 34,231,943 shares, representing an increase of €1,341,897 and 1,341,897 shares compared to €32,890,046 and 32,890,046 shares as of December 31, 2020. Each no-par value share of common stock with a notional value of €1 is entitled to dividends and grants one vote at the general meeting with the exception of the treasury shares held by the Company. The common stock increased due to Royalty Pharma’s purchase of 1,337,552 shares, created from a capital increase from Authorized Capital 2021-II, as well as from the exercise of 4,345 stock options granted to employees amounting to €4,345, or 4,345 shares. The weighted-average exercise price of the exercised stock options amounted to €55.52.Authorized Capital
In comparison to December 31, 2020, the number of authorized ordinary shares decreased from 15,214,050 (€15,214,050) to 7,287,025 (€7,287,025). At the Annual General Meeting on May 19, 2021, Authorized Capital 2021-I in the amount of 4,861,376, Authorized Capital 2021-II in the amount of 3,289,004 and Authorized Capital 2021-III in the amount of 315,000 were newly created. The remaining Authorized Capital 2018-I in the amount of 11,768,314 and the remaining Authorized Capital 2020-I in the amount of 3,286,539 were canceled at this Annual General Meeting. The number was also reduced by the capital increase of 1,337,552 from the Authorized Capital 2021-II carried out in July 2021 under the agreement with Royalty Pharma.
Under the Authorized Capital 2021-I, the Management Board is authorized, with the consent of the Supervisory Board, to increase the Company’s share capital on one or several occasions until and including May 18, 2026 against cash and/or non-cash contributions by a total of up to €4,861,376 by issuing up to 4,861,376 new no-par-value bearer shares.
Under the Authorized Capital 2021-II, the Management Board is authorized, with the consent of the Supervisory Board, to increase the Company’s share capital on one or several occasions until and including May 18, 2026 against cash contributions by a total of up to €3,289,004 by issuing up to 3,289,004 new no-par-value bearer shares.
Under the Authorized Capital 2021-III, the Management Board is authorized, with the consent of the Supervisory Board, to increase the Company’s share capital on one or several occasions until and including May 18, 2026 against cash contributions and/or contributions in kind by a total of up to €315,000 by issuing up to 315,000 new no-par-value bearer shares.
Pursuant to the Company’s articles of association, the shareholders may authorize the Management Board to increase the share capital with the consent of the Supervisory Board within a period of five years by issuing shares for a specific total amount referred to as authorized capital (Genehmigtes Kapital), which is a concept under German law that enables the company to issue shares without going through the process of obtaining an additional shareholders’ resolution. The aggregate nominal amount of the authorized capital created by the shareholders may not exceed half of the share capital existing at the time of registration of the authorized capital in the commercial register.
Conditional Capital
In comparison to December 31, 2020, the number of ordinary shares of conditional capital increased from 7,630,728 (€7,630,728) to 7,816,101 (€7,816,101). At the Annual General Meeting on May 19, 2021, Conditional Capital 2021-I in the amount of 3,289,004 was newly created. In the course of this General Meeting, the Conditional Capital 2008-III in the amount of 13,415, the Conditional Capital 2016-I in the amount of 2,832,099 and the Conditional Capital 2016-III in the amount of 253,772 were reduced. The exercise of 4,345 stock options in 2021 from the Conditional Capital 2016-III had an offsetting effect as well. The reduction from the exercise of the 4,345 stock options was entered into the commercial register in January 2021.
Although shareholders may resolve to amend or create conditional capital (Bedingtes Kapital), they may do so only to issue conversion or subscription rights to holders of convertible bonds in preparation for a merger with another company or to issue subscription rights to employees and members of the Management Board of the Company or of an affiliated company by way of consent or authorizing resolution. According to German law, the aggregate nominal amount of the conditional capital created at the shareholders’ meeting may not exceed half of the share capital existing at the time of the shareholders’ meeting adopting such resolution. The aggregate nominal amount of the conditional capital created for the purpose of granting subscription rights to employees and members of the management of our Company or of an affiliated company may not exceed 10% of the share capital existing at the time of the shareholders’ meeting adopting such resolution.
Treasury Stock
In the years 2021 and 2020, the Group did not repurchase any of its own shares. The composition and development of this line item are listed in the table below.

	Number of Shares	Value
As of 12/31/2018	281,036	10,398,773
Transfer in 2019	(55,236)	(2,041,523)
As of 12/31/2019	225,800	8,357,250
Transfer in 2020	(94,386)	(3,488,506)
As of 12/31/2020	131,414	4,868,744
Transfer in 2021	(48,260)	(1,783,690)
As of 12/31/2021	83,154	3,085,054
On December 31, 2021, the Company held 83,154 treasury shares with a value of 3,085,054€ – a decrease of €1,783,690 compared to December 31, 2020 (131,414 shares, €4,868,744). The reason for this decrease was the transfer of 45,891 treasury shares amounting to €1,696,131 to the Management Board and selected employees of the Company (beneficiaries) from the 2017 Long-Term Incentive Plan (LTI Plan). The vesting period for this LTI Plan expired on April 1, 2021 and offered beneficiaries a six-month period until October 13, 2021 to receive a total of 45,891 shares. In addition, 2,369 treasury shares for an amount of €87,558 from the 2019 Long-Term Incentive Plan were transferred to certain employees of MorphoSys US Inc.
Consequently, the number of MorphoSys shares owned by the Company as of December 31, 2021, was 83,154 (December 31, 2020: 131,414) and the number of outstanding shares amounted to 34,148,789 (December 31, 2020: 32,758,632). The repurchased shares may be used for all of the purposes named in the authorization granted by the Annual General Meeting on May 23, 2014, particularly for existing and future employee stock option programs and/or to finance acquisitions. The shares may also be redeemed.
Additional Paid-In CapitalAs of December 31, 2021, the capital reserve amounted to €833,320,689 (December 31, 2020: €748,978,506). The increase by a total of €84,342,183 resulted mainly from the capital increase as a result of the issuance of shares to Royalty Pharma in the amount of €83,301,053 after deducting transaction costs of €91,417. Furthermore, the additional paid-in capital increased due to the addition of personnel expenses from share-based payments in the amount of €2,587,931 and the exercise of stock options in the amount of €236,889. This was offset by the decrease from reclassifications of treasury shares in connection with the allocation of shares from the MorphoSys AG 2017 Performance Share Plan in the amount of €1,696,131 and from the MorphoSys US Inc. 2019 LTI Plan in the amount of €87,558.Other Comprehensive Income ReserveOn December 31, 2021, this reserve included changes in the fair value of equity instruments of €-27,486 (December 31, 2020: €-27,486) recognized directly in equity, as well as currency translation differences from consolidation of €52,785,077 (December 31, 2020: €2,238,905). The currency translation differences from consolidation included exchange rate differences from the revaluation of the financial statements of Group companies prepared in foreign currencies and differences between the exchange rates used in the balance sheet and income statement.Accumulated DeficitThe consolidated net loss for the year of €514,460,016 is reported under “accumulated deficit.” As a result, the accumulated deficit increased from €157,889,210 in 2020 to €672,349,226 in 2021.